MATRIX ADVISORS VALUE FUND, INC.

                          SUPPLEMENT DATED JULY 5, 2000
                      TO PROSPECTUS DATED OCTOBER 29, 1999


     1. The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, effective July 15, 2000, the Fund will assess a 0.75% fee on redemptions of Fund shares purchased and held for less than two months. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.

     2. Effective July 3, 2000, the Fund's Transfer Agent is:

        ICA Fund Services Corp.
        4455 East Camelback Road
        Suite E261
        Phoenix, AZ 85018

     The Transfer Agent's toll-free telephone number is 1-800-576-8229.

     All correspondence, purchases by check and written redemption requests should be mailed to the address noted above.

     If you are purchasing shares by wire, please telephone the Transfer Agent at the toll-free number listed above before you send money to receive wiring instructions.


     3. Effective April 3, 2000, the name of the fund was changed to MATRIX ADVISORS VALUE FUND, INC.